UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2004


                        THE MILLBURN WORLD RESOURCE TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  000-26932              06-6415583
  ----------------------------     -------------        -------------------
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)        Identification No.)


       c/o MILLBURN RIDGEFIELD CORPORATION
       411 West Putnam Avenue, Greenwich, CT              06830
      ----------------------------------------          ----------
      (Address of principal executive offices)          (Zip Code)


         Registrant's telephone number, including area code 203-625-7554


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Preliminary Statement: On August 26, 2004, Registrant filed a report on Form 8-K announcing the replacement of the Registrant's independent auditor. This Amendment No. 1 is being filed to include the statement that the new independent auditor was not consulted during Registrant's two most recent fiscal years and the interim period prior to its engagement with respect to any matters described in Reg. S-K Item 304 (a)(2)(i) or (ii).



Item 4.01 Changes in Registrant's Certifying Accountant

(a)

On August 25, 2004, Ernst & Young LLP ("E&Y") notified the Board of Directors of Millburn Ridgefield Corporation (the "Company"), Managing Owner of The Millburn World Resource Trust (the "Trust") that it has resigned as the independent auditor for the Trust.

The reports of E&Y on the Trust's financial statements for each of the years ended December 31, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.

During the Trust's fiscal years ended December 31, 2003 and 2002, and during the period from December 31, 2003 through the date of this Form 8-K, the Company has had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter thereof in its report on the financial statements of the Trust for such periods. There were no other reportable events (as defined in paragraph (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the fiscal years ended December 31, 2003 and 2002 and through the date of this Form 8-K.

The Company, on behalf of the Trust, has requested that E&Y furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated August 26, 2004 is filed as an Exhibit to this Form 8-K.

(b)


On August 26, 2004 the Board of Directors of the Company approved the engagement of Deloitte & Touche LLP ("Deloitte") as independent auditors for the Trust. During the Trust's two most recent fiscal years and the interim period prior to engaging Deloitte, the Company has not consulted Deloitte, on behalf of the Trust, with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).


Item 9.01 Exhibits


Exhibit
Number                     Description

16.1 Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated as of August 26, 2004, stating its agreement with the statements made in this report.*

* Previously Filed

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MILLBURN RIDGEFIELD
                                 CORPORATION, Managing Owner of THE
                                 MILLBURN WORLD RESOURCE TRUST
                                 ----------------------------------
                                           (Registrant)



Date: September 2, 2004

                                             By: /s/  Gregg Buckbinder
                                                  -----------------------
                                                  Gregg Buckbinder
                                                  Senior Vice President &
                                                  Chief Operating Officer



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